UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 19, 2004


                          MoneyGram International, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                  001-31950               16-1690064
            --------                  ---------               ----------
(State or other jurisdiction of    (Commission File         (IRS Employer
         incorporation)                 Number)         Identification Number)



           1550 Utica Avenue South, Minneapolis, Minnesota       55416
           -----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


                                 (952) 591-3000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 9.      Regulation FD Disclosure
             ------------------------

On August 19, 2004, the board of directors of MoneyGram International, Inc. declared the company's initial, regular quarterly cash dividend of $.01 per share on the common stock. The dividend is payable on October 1, 2004 to stockholders of record at the close of business on September 16, 2004. A copy of the press release announcing the declaration of the dividend is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MONEYGRAM INTERNATIONAL, INC.


                                      By: /s/ Teresa H. Johnson
                                          --------------------------------------
                                      Name: Teresa H. Johnson
                                      Title: Vice President, General Counsel and
                                             Secretary

Date: August 19, 2004

                                  EXHIBIT INDEX


Exhibit No.          Description of Document
-----------          -----------------------

   99.1              Press Release dated August 19, 2004.